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                                                                  EXHIBIT 10.110

                                                                  EXECUTION COPY

================================================================================

                      CAPITAL MARKETS ASSURANCE CORPORATION


                           --------------------------


                              AMENDED AND RESTATED


                        INSURANCE AND INDEMNITY AGREEMENT


                          dated as of September 4, 1998


                          ----------------------------


                        TRIPLE-A ONE FUNDING CORPORATION


                      ONYX ACCEPTANCE FINANCIAL CORPORATION


                           ONYX ACCEPTANCE CORPORATION

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                                TABLE OF CONTENTS


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                                   ARTICLE 1
                                  DEFINITIONS

Section 1.1  Definitions...............................................................2

                                   ARTICLE 2
                     THE SURETY BONDS; PAYMENT OBLIGATION;
                         INDEMNIFICATION; SUBROGATION

Section 2.1  Surety Bonds..............................................................2
Section 2.2  Conditions Precedent to Obligations of the Surety Provider................2
Section 2.3  Premium and Fees..........................................................4
Section 2.4  Payment Obligations.......................................................4
Section 2.5  Indemnification...........................................................4
Section 2.6  Payment Procedure.........................................................4
Section 2.7  No Recourse...............................................................5
Section 2.8  Subrogation...............................................................5
Section 2.9  Increased Costs...........................................................5

                                   ARTICLE 3
                        REPRESENTATIONS AND WARRANTIES

Section 3.1  Representations and Warranties of the Surety Provider.....................6
Section 3.2  Representations and Warranties of Finco...................................7
Section 3.2  Representations and Warranties of Triple-A One............................7
Section 3.4  Representations and Warranties of Seller..................................7

                                  ARTICLE 4
                                 COVENANTS

Section 4.1  Covenants of Finco........................................................8
Section 4.2  Covenants of Triple-A One.................................................8
Section 4.3  Covenants of Seller.......................................................8

                                   ARTICLE 5
                              FURTHER AGREEMENTS

Section 5.1  Term of Insurance Agreement; Survival.....................................9
Section 5.2  Obligations Absolute......................................................9
Section 5.3  Assignments; Third-party Rights..........................................10
Section 5.4  Reinsurance..............................................................10
Section 5.5  Liability of the Surety Provider.........................................10

                                   ARTICLE 6
                          EVENTS OF DEFAULT; REMEDIES

SECTION 6.1  Events of Default........................................................11

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                                   ARTICLE 7
                                 MISCELLANEOUS

Section 7.1  Amendments, Etc..........................................................11
Section 7.2  Notices..................................................................11
Section 7.3  No Waiver; Remedies and Severability.....................................12
Section 7.4  Limitation on Interest...................................................13
SECTION 7.5  GOVERNING LAW............................................................13
Section 7.6  Submission to Jurisdiction...............................................13
Section 7.7  Counterparts.............................................................13
Section 7.8  Paragraph Headings, Etc..................................................13
SECTION 7.9  WAIVER OF JURY TRIAL.....................................................14
Section 7.10  No Bankruptcy Petition..................................................14
Section 7.11  Expenses and Taxes......................................................14

EXHIBITS

Exhibit A    Form of Note Bond
Exhibit B    Form of Liquidity Bond
Exhibit C    Definitions List

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             AMENDED AND RESTATED INSURANCE AND INDEMNITY AGREEMENT


                     THIS INSURANCE AND INDEMNITY AGREEMENT ("Insurance Agreement") is made as of September 4, 1998 among CAPITAL MARKETS ASSURANCE CORPORATION, a New York stock insurance company (the "Surety Provider"), ONYX ACCEPTANCE FINANCIAL CORPORATION, a Delaware corporation ("Finco"), TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation ("Triple-A One") and ONYX ACCEPTANCE CORPORATION, a Delaware corporation (the "Seller").


                                   WITNESSETH:


                     WHEREAS, Finco is a special purpose corporation, whose sole purpose is to purchase certain automobile and light truck loans and the security interests in the Vehicles securing such loans, including certain insurance policies related thereto from the Seller pursuant to the Sale Agreement between the Seller and Finco;


                     WHEREAS, in order to enable it to purchase Contracts from the Seller, Finco has entered into a revolving credit agreement with Triple-A One, pursuant to which Triple-A One has agreed to make loans to Finco secured by the Contracts and other assets of Finco. Triple-A One funds such loans by issuing Commercial Paper from time to time or by borrowing under the Liquidity Agreement;


                     WHEREAS, Triple-A One, the Bank Agent and the Banks have entered into the Liquidity Agreement, pursuant to which the Banks have agreed to make loans to Triple-A One from time to time in the event that amounts received from Finco are insufficient to repay maturing Commercial Paper or because Triple-A One is unable for any reason to issue Commercial Paper;


                     WHEREAS, the Surety Provider is authorized to transact the financial guaranty insurance business in the State of New York and has issued a surety bond (the "Note Bond") for the benefit of Triple-A One guaranteeing payment of the Triple-A One Note by Finco and surety bond (the "Liquidity Bond") for the benefit of the Bank Agent guaranteeing payment of the Liquidity Notes by Triple-A One and has agreed to issue a swap bond under certain circumstances (the "Swap Bond") for the benefit of the provider of the Interest Rate Hedge Mechanism guaranteeing Finco's obligations under such Interest Rate Hedge Mechanism (the Note Bond, the Liquidity Bond and the Swap Bond are referred to herein collectively as the "Surety Bonds" and individually as a "Surety Bond");


                     WHEREAS, the parties hereto, among other things, desire to specify the payment of the premium in respect of the Surety Bonds, the indemnity and reimbursement obligations of Finco and the Seller to the Surety Provider under the Surety Bonds, and to provide for certain other matters related thereto; and


                     WHEREAS, the parties hereto wish to amend and restate this Insurance Agreement as hereinafter provided;



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                     NOW, THEREFORE, in consideration of the premises and to
induce the Surety Provider to issue the Surety Bonds, the parties hereto hereby agree as follows:


                     NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS


                     Section 1.1 Definitions


           (a) As used in this Insurance Agreement, the capitalized terms used herein shall, unless otherwise defined herein, have the meanings assigned to them in the Amended and Restated Definitions List dated as of the date hereof that refers to this Insurance Agreement which is incorporated herein by reference (the "Definitions List").


           (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Insurance Agreement shall refer to this Insurance Agreement as a whole and not to any particular provision of this Insurance Agreement, and Section, subsection, Schedule and Exhibit references are to this Insurance Agreement unless otherwise specified.


           (c) Capitalized terms used herein shall be equally applicable to both the singular and plural forms of such terms.


                                    ARTICLE 2

                      THE SURETY BONDS; PAYMENT OBLIGATION;
                          INDEMNIFICATION; SUBROGATION


                     Section 2.1. Surety Bonds. The Surety Provider agrees, subject to the conditions hereinafter set forth, on the date hereof to execute an endorsement to the Note Bond in the form of Exhibit A hereto and an endorsement to the Liquidity Bond in the form of Exhibit B hereto.


                     Section 2.2 Conditions Precedent to Obligations of the Surety Provider. (a) The obligations of the Surety Provider under this Insurance Agreement are subject to the satisfaction of the following conditions on the date hereof:


                     (i)(A) The conditions set forth in subsection 3.1 of the Sale Agreement, subsection 4.1 of the Liquidity Agreement and subsection 4.1 of the Triple-A One Credit


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           Agreement shall have been satisfied, (B) the Surety Provider shall have received original executed copies of each document, certificate and opinion required to be delivered to the Program Manager or the Collateral Agent pursuant to subsection 4.1 of the Triple-A One Credit Agreement and Section 3.1 of the Sale Agreement, and (C) each such document, certificate and opinion shall be in form and substance satisfactory to the Surety Provider.


                     (ii) The representations and warranties of Triple-A One set forth in subsection 3.1 of the Liquidity Agreement and Section 5 of the Note Pledge Agreement shall be true and correct.


                     (iii) The representations and warranties of Finco set forth in subsection 3.2 of this Insurance Agreement and subsection 3.1 of the Triple-A One Credit Agreement shall be true and correct.


                     (iv) The representations and warranties of (A) the Seller set forth in subsection 3.4 of this Insurance Agreement and subsections 4.1 and 4.2 of the Sale Agreement and (B) the Servicer set forth in subsection 4.1 of the Sale Agreement shall be true and correct.


                     (v) The Surety Provider shall have received certified copies, dated the Closing Date, of (A) the articles of incorporation and by-laws of each of the Seller and Finco, (B) the resolutions of the Board of Directors of each of the Seller and Finco approving the execution and delivery of the amended and restated Operative Documents to which it is a party, and (C) all documents evidencing other necessary corporate action by each of the Seller and Finco and all governmental approvals obtained by the Seller or Finco, if any, that are necessary for the consummation of the transactions contemplated by the Operative Documents.


                     (vi) The Surety Provider shall have received a certificate, dated the Closing Date, of the Secretary or an Assistant Secretary of each of the Seller and Finco, certifying the names and true signatures of the officers of each of the Seller and Finco authorized to sign the Operative Documents to which it is a party.


                     (vii) No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by this Insurance Agreement or any of the other Operative Documents illegal or otherwise prevent the consummation thereof.


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                     Section 2.3. Premium and Fees. In consideration of the
issuance by the Surety Provider of the Surety Bonds, Finco shall pay to the Surety Provider the premiums in the amounts and on the dates set forth in the Fee Letter Agreement.



                     Section 2.4 Payment Obligations. Finco agrees to pay to the Surety Provider the following:


           (a) On the date of any payment by the Surety Provider of any amount under any Surety Bond, a sum equal to the amount so paid;


           (b) Within ten days of receipt by it of any invoice therefor, any and all unreimbursed charges and expenses of the Surety Provider in connection with any payment under any Surety Bond including, but not limited to, all reasonable attorneys' and accountants' fees and expenses, and all fees and charges paid or incurred by the Surety Provider in connection with any accounts established to facilitate payments under any Surety Bond; and


           (c) On demand, interest on any amounts payable under this Insurance Agreement (including without limitation the amounts described in Section 2.3 and subparagraphs (a) and (b) of this Section 2.4) from the date such amounts become due until paid in full, after as well as before judgment, at the Default Rate calculated on the basis of the actual number of days elapsed and a 360 day year.


                     Section 2.5 Indemnification.


           (a) In addition to any and all rights of reimbursement, subrogation or any other rights pursuant hereto or under law or equity, Finco and the Seller, jointly and severally agree to pay, and to protect, indemnify and save harmless, the Surety Provider and its officers, directors, shareholders, employees and agents from and against any and all losses, liabilities (including penalties), actions, suits, judgments, demands, damages, claims, costs or expenses of any nature arising out of or relating to the transactions contemplated by the Operative Documents (any such item being a "Claim").


           (b) The indemnity provided by this Section 2.5 shall not inure to the benefit of the Surety Provider to the extent of a Claim arising by reason of any gross negligence or willful misconduct of the Surety Provider. The obligation of the Seller to provide the indemnity under this Section 2.5 shall not inure to the benefit of the Surety Provider to the extent of a Claim arising by reason of the credit risk of an Obligor or for which payment therefor would otherwise constitute recourse to the Seller for an uncollectible Contract.


                     Section 2.6 Payment Procedure. In the event of any payment by the Surety Provider under any Surety Bond, Finco agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and of Finco's liability therefor to the Surety Provider. All payments to be made to the Surety Provider under this Insurance Agreement shall be made to the Surety Provider in Dollars in immediately available funds to the account designated by the Surety


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Provider prior to 1:00 P.M. (New York City time) on the date when due.


                     Section 2.7 No Recourse. No recourse shall be had for the payment of any amount owing hereunder or any other obligation or claim arising out of or based upon this Insurance Agreement against any shareholder, employee, officer, director or incorporator of Finco except for claims arising out of the gross negligence or willful misconduct of such shareholder, employee, officer, director or incorporator of Finco.


                     Section 2.8 Subrogation. In furtherance of and not in limitation of the Surety Provider's equitable right of subrogation, Finco and Triple-A One acknowledge and agree that, with respect to payments made by the Surety Provider pursuant to any Surety Bond, the Surety Provider shall be fully subrogated, to the extent of the aggregate of all such payments and interest due on any unreimbursed amounts thereof, to the rights of Triple-A One under the Triple-A One Credit Agreement and the Triple-A One Security Agreement and to the rights of Finco under the Sale Agreement, including, without limitation, in respect of the Contracts. Each of Finco and Triple-A One agrees to execute such instruments and to take such actions as the Surety Provider may request to effectuate such subrogation and to perfect the rights of the Surety Provider.


                     Section 2.9 Increased Costs.

           (a) If due to either (i) the introduction of or any change (including without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Surety Provider of issuing, funding or maintaining any Surety Bond, then Finco and the Seller, jointly and severally shall from time to time, upon demand by the Surety Provider, pay to the Surety Provider additional amounts determined as a per annum rate applied to either the highest Face Amount of Commercial Paper plus outstanding Loans during the preceding two Determination Periods or the outstanding amount under such Surety Bond, as may be appropriate, sufficient to compensate the Surety Provider for such increased cost. A certificate in reasonable detail as to the rate for such increased cost, the basis therefor, and calculation thereof, shall be submitted to Finco and the Seller by the Surety Provider, and shall be conclusive and binding for all purposes, absent manifest error.


           (b) If either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), affects or would affect the amount of capital required or expected to be maintained by the Surety Provider or any corporation controlling the Surety Provider and the Surety Provider determines that the amount of such capital is increased by or based upon the existence of outstanding amounts under any Surety Bond, or the Surety Provider's commitment under any Surety Bond and other



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commitments of this type, then, upon demand by the Surety Provider, Finco and the Seller shall, jointly and severally, immediately pay to the Surety Provider, from time to time as specified by the Surety Provider, additional amounts determined as a per annum rate applied to either the highest Face Amount of Commercial Paper plus outstanding Loans during the preceding two Determination Periods or the outstanding amount under such Surety Bond as may be appropriate, sufficient to compensate the Surety Provider in the light of circumstances, to the extent that the Surety Provider determines such increase in capital to be allocable to the existence of such Surety Bond. A certificate in reasonable detail as to the rate for such increased cost, the basis therefor, and calculation thereof, submitted to Finco by the Surety Provider, shall be conclusive and binding for all purposes, absent manifest error.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES


                     Section 3.1 Representations and Warranties of the Surety Provider. The Surety Provider represents and warrants to Triple-A One and to Finco, as of the date hereof, as follows:


           (a) Due Organization. The Surety Provider is a duly incorporated and subsisting New York stock insurance company authorized under an effective certificate of authority to do business in the State of New York, and in each jurisdiction where the failure to be so authorized under an effective certificate of authority would have a material adverse effect on the Surety Provider's performance of its obligations under any Surety Bond or this Insurance Agreement.


           (b) Power and Authority. The Surety Provider has all necessary power and authority to execute and deliver this Insurance Agreement, to issue the endorsements to the Surety Bonds and to perform all of its obligations hereunder and thereunder.


           (c) Due Authorization. The execution, delivery and performance by the Surety Provider of this Insurance Agreement and the Surety Bonds (i) have been duly authorized by all necessary corporate action and (ii) do not require any approvals or consents of, or any notice to or filing with, any person or governmental agency or department (except for filings with the Insurance Department of the State of New York, all of which have been made), which, if not obtained or made, would result in a material adverse effect on the Surety Provider's performance of its obligations hereunder and under the Surety Bonds.


           (d) Valid and Binding Agreement. This Insurance Agreement has been duly executed and delivered by the Surety Provider, and this Insurance Agreement, when executed and delivered by all the parties thereto, and the endorsements to the Surety Bonds, when executed by the Surety Provider, will constitute legal, valid and binding obligations of the Surety Provider, enforceable against the Surety Provider in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, conservation,



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moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).


                     Section 3.2 Representations and Warranties of Finco. As of the date hereof and each Purchase Date, Finco makes to the Surety Provider each representation and warranty set forth in Section 3.1 of the Triple-A One Credit Agreement, and each such representation and warranty is hereby incorporated herein by reference, as if set forth herein in full.


                     Section 3.3 Representations and Warranties of Triple-A One . Triple-A One represents and warrants to the Surety Provider, as of the date hereof, as follows:


           (a) Corporate Existence; Compliance with Law. Triple-A One (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged,
(iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on Triple-A One.


           (b) Corporate Power; Authorization; Enforceable Obligations. Triple-A One has the corporate power and authority, and the legal right, to make, deliver and perform this Insurance Agreement and the other Operative Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Insurance Agreement and the other Operative Documents to which it is a party. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of the Insurance Agreement or the other Operative Documents to which it is a party. This Insurance Agreement has been, and each Operative Document to which Triple-A One is a party when executed and delivered will be, duly executed and delivered on behalf of Triple-A One. This Insurance Agreement constitutes, and each other Operative Document to which Triple-A One is a party when executed and delivered will constitute, a legal, valid and binding obligation of Triple-A One enforceable against Triple-A One in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).


           (c) No Legal Bar. Triple-A One is not an "investment company", or a company



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"controlled" by an "investment company", within the meaning of the Investment
Company Act of 1940, as amended.


                     Section 3.4 Representations and Warranties of Seller. As of the date hereof and each Purchase Date, the Seller hereby makes to Triple-A One and to the Surety Provider each representation and warranty made by it in Sections 4.1 and 4.2 of the Sale Agreement, and each such representation and warranty is hereby incorporated herein by reference, as if set forth in full herein.


                                    ARTICLE 4

                                    COVENANTS


                     Section 4.1 Covenants of Finco. Finco hereby covenants and agrees that during the term of this Insurance Agreement:


           (a) Finco shall comply with all of the covenants, terms and agreements set forth in (i) the Triple-A One Credit Agreement (including, without limitation, the covenants set forth in Sections 5 and 6 thereof), (ii) the Triple-A One Security Agreement (including, without limitation, the covenants set forth in Section 8 thereof) and (iii) any other Operative Document to which it is a party.


           (b) Finco shall provide the Surety Provider with written notice immediately upon becoming aware of any breach by it of any covenant, term or agreement set forth in the Triple-A One Credit Agreement, the Triple-A One Security Agreement, this Insurance Agreement or any other Operative Document to which it is a party.


                     Section 4.2 Covenants of Triple-A One. Triple-A One hereby covenants and agrees that during the term of this Insurance and Agreement:


           (a) Triple-A One shall comply with all of the covenants, terms and agreements set forth in (i) the Liquidity Agreement (including, without limitation, the covenants set forth in Section 5 thereof), (ii) the Note Pledge Agreement (including, without limitation, the covenants set forth in Section 6 thereof) and (iii) any other Operative Document to which it is a party.


           (b) Triple-A One shall provide the Surety Provider with written notice immediately upon becoming aware of any breach by it under the Liquidity Agreement, the Note Pledge Agreement, this Insurance Agreement or any other Operative Document to which it is a party.


           (c) Triple-A One shall not sell any Commercial Paper unless, on the date of each such sale, the sum of the Face Amount of Commercial Paper, after giving effect to the sale of Commercial Paper and the payment of any maturing Commercial Paper on such day, and the



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outstanding principal amount of the Loans, is not greater than the Maximum
Program Amount.


                     Section 4.3 Covenants of Seller. Seller hereby covenants and agrees that during the term of this Insurance Agreement:


           (a) It shall comply with all of the covenants, terms and agreements made by it as Seller and as Servicer and set forth in (i) the Sale Agreement (including, without limitation, the covenants set forth in Sections 4.3, 4.4, 4.5 and 4.6 thereof) and (ii) any other Operative Document to which it is a party.


           (b) It shall provide the Surety Provider with written notice immediately upon becoming aware of any breach by it of any covenant, term or agreement set forth in the Sale Agreement, this Insurance Agreement or any other Operative Document to which it is a party.

                                    ARTICLE 5

                               FURTHER AGREEMENTS

                     Section 5.1 Term of Insurance Agreement; Survival. This Insurance Agreement shall terminate on the later to occur of the date that (i) the Surety Bonds have been terminated in accordance with their terms and (ii) all amounts due and payable under this Insurance Agreement have been irrevocably paid in full. The representations, warranties, covenants and indemnities of each of the Seller, Finco and Triple-A One referred to or contained in this Insurance Agreement and each Operative Document to which it is a party and the provisions of subsections 2.4, 2.5, 2.7, 2.9 and 7.11 of this Insurance Agreement shall survive the termination of this Insurance Agreement.

                     Section 5.2 Obligations Absolute. The obligations of each of the Seller and Finco under this Insurance Agreement are absolute and unconditional and will be paid or performed strictly in accordance with the terms hereof, irrespective of:

           (a) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, any Operative Document;

           (b) any amendment or waiver of, or consent to departure from, any Surety Bond;

           (c) any exchange or release or non-perfection of any item of Collateral;

           (d) the existence of any claim, set off, defense or other rights that the Seller or Finco may have at any time against the Surety Provider, any beneficiary or any transferee of any Surety Bond (or any persons or entities for whom the Surety Provider, any such beneficiary or any such transferee may be acting) or any other person or entity whether in connection with any Surety



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Bond, this Insurance Agreement, any other Operative Document or any unrelated transactions;


           (e) any statement or any other document presented under any Surety Bond proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

           (f) the inaccuracy or alleged inaccuracy of any statement upon which any drawing under any Surety Bond is based;

           (g) payment by the Surety Provider under any Surety Bond against presentation of a draft or certificate which does not comply with the terms of such Surety Bond;

           (h) the bankruptcy or insolvency of the Surety Provider or any other party to any Operative Document;

           (i) any default or alleged default of the Surety Provider under any Surety Bond;

           (j) any termination of this Insurance Agreement pursuant to Section 5.1;

           (k) any defense based upon the failure of the Collateral Agent to receive all or part of the amounts payable on the Triple-A One Note, or of the Servicer to receive all or part of the Servicing Fee or other compensation required under the Operative Documents or otherwise, or any nonapplication or misapplication of the proceeds of any drawing upon any Surety Bond; and

           (l) any other circumstances or happenings whatsoever.

                     Section 5.3 Assignments; Third-party Rights. This Insurance Agreement shall be a continuing obligation and shall (a) be binding upon the parties hereto and their respective successors and permitted assigns and (b) inure to the benefit of and be enforceable by each party hereto and each of their respective successors and permitted assigns. None of the Seller, Finco or Triple-A One may assign this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Surety Provider.


                     Section 5.4 Reinsurance. The Surety Provider shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to any Surety Bond, provided that the Surety Provider agrees that any such disposition will not alter or affect in any way whatsoever its obligations hereunder and under such Surety Bond and, provided, further, that any reinsurer or participant will not have any rights against the Seller, Finco or Triple-A One and that the Seller, Finco or Triple-A One shall have no obligation to have any communication or relationship whatsoever with any reinsurer or participant with respect to the obligations of the Surety Provider hereunder and under such Surety Bond.


                     Section 5.5 Liability of the Surety Provider. The Surety Provider shall not be



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responsible to the Seller, Triple-A One or Finco for any act or omission of the
Issuing and Paying Agent, the Program Manager, Triple-A One, the Bank Agent, any Bank, the Dealer or any other Person. It is understood that neither the Surety Provider, nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of any Surety Bond by or for any acts or omissions of the Issuing and Paying Agent, the Program Manager, Triple-A One, the Bank Agent, any Bank, the Dealer or any other Person in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents presented in connection with a drawing on any Surety Bond, or of any endorsement thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged.


                                    ARTICLE 6

                           EVENTS OF DEFAULT; REMEDIES

                     SECTION 6.1 Events of Default. The occurrence of any Wind-Down Event shall constitute an Event of Default hereunder. Upon the occurrence of an Event of Default hereunder, the Surety Provider may at any time thereafter: (i) deliver a Notice of Wind-Down, (ii) exercise any of its rights and remedies under this Insurance Agreement or any other Operative Document and
(iii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due and unpaid under this Insurance Agreement or any other Operative Document or to enforce performance and observance of any obligation, agreement or covenant of the Seller or Finco under this Insurance Agreement or the other Operative Documents.

                                    ARTICLE 7

                                  MISCELLANEOUS

                     Section 7.1 Amendments, Etc. No amendment or waiver of any provision of this Insurance Agreement, nor consent to any departure therefrom, shall in any event be effective without prior written notice thereof to S&P and Moody's and unless in writing and signed by each of the parties hereto, provided that any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.


                     Section 7.2 Notices. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by overnight courier service, or registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile copy, or telegram (with messenger delivery specified in the case of a telegram) and shall be deemed to be delivered for purposes of this Insurance Agreement on: (i) the second Business Day following the day on which such notice was placed in the custody of the U.S. Postal Service, (ii) the next Business Day following the day on which such notice was placed in the custody of any overnight courier service, including express mail service or (iii) the same Business Day on which such notice is sent by telegram, messenger or facsimile. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this subsection, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

If to Triple-A One:  Triple-A One Funding Corporation
                     c/o MBIA Insurance Corporation,
                     as Administrative Agent
                     885 Third Avenue
                     New York, New York 10022
                     Attention:  Chief Underwriting Officer
                     Telephone: (212) 755-1155
                     Telecopier: (212) 755-5462

If to the            Capital Markets Assurance Corporation
Surety Provider:     885 Third Avenue
                     New York, New York  10022
                     Attention:  Chief Underwriting Officer
                     Telephone:  (212) 755-1155
                     Telecopier: (212) 755-5462

If to Finco:         Onyx Acceptance Financial Corporation
                     8001 Irvine Center Drive
                     Irvine, California 92618
                     Attention: Chief Financial Officer
                     Telephone: (949) 790-5600
                     Telecopier: (949) 450-5530

If to the Seller:    Onyx Acceptance Corporation
                     8001 Irvine Center Drive
                     Irvine, California 92618
                     Attention: Executive Vice President
                     Telephone: (949) 450-5509
                     Telecopier: (949) 450-5530

                     A copy of any notice delivered to or required to be sent by the Seller or Finco hereunder shall be sent by the Seller or Finco to the holder of the Subordinate Note.

                     Section 7.3 No Waiver; Remedies and Severability.

No failure on the part of the Surety Provider to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise hereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The parties further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Surety Provider hereunder is unavailable or unenforceable shall not affect in any way the ability of the Surety Provider to pursue any other remedy available to it. In the event any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.

                     Section 7.4 Limitation on Interest. No provision of this Insurance Agreement shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law.

                     SECTION 7.5 GOVERNING LAW. THIS INSURANCE AGREEMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                     Section 7.6 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:


                     (a) submits for itself and its property in any legal action or proceeding relating to this Insurance Agreement and the other Operative Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;


                     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;


                     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 7.2 or at such other address of which such party shall have given notice to each other party pursuant thereto; and


                     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.


                     Section 7.7 Counterparts.

This Insurance Agreement may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.


                     Section 7.8 Paragraph Headings, Etc. The headings of paragraphs contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation.


                     SECTION 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS INSURANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                     Section 7.10 No Bankruptcy Petition. Each of the Seller and Finco covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Commercial Paper issued by, and all Triple-A One Loans made by, Triple-A One and all other obligations under this Insurance Agreement and the other Operative Documents, it will not institute against, or join any other Person in instituting against, Triple-A One any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.


                     Section 7.11 Expenses and Taxes. Finco agrees, within ten days of billing, to (a) pay or reimburse the Surety Provider for all of its out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, this Insurance Agreement and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Surety Provider, (b) pay or reimburse the Surety Provider for all of its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Insurance Agreement and any such other documents, including, without limitation, all reasonable fees and disbursements of counsel to the Surety Provider, whether incurred in connection with the foreclosure upon, sale or other disposition of any Collateral in which the Surety Provider has a security interest pursuant to its rights of subrogation, to the extent not recovered from such collateral, or otherwise and (c) pay, indemnify, and hold the Surety Provider harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any registration tax, stamp, duty and other similar taxes or duties, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Insurance Agreement or any such other documents.

                     IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.





                            CAPITAL MARKETS ASSURANCE CORPORATION,
                                 as Surety Provider


                            By: _________________________________
                                   Name:
                                   Title:



                            TRIPLE-A ONE FUNDING CORPORATION
                            By: MBIA Insurance Corporation, its attorney in fact


                            By: _________________________________
                                   Name:
                                   Title:



                            ONYX ACCEPTANCE FINANCIAL CORPORATION


                            By: _________________________________
                                   Name:
                                   Title:



                            ONYX ACCEPTANCE CORPORATION,
                                 as Seller


                            By: _________________________________
                                   Name:
                                   Title:

                                    EXHIBIT A


                        FORM OF ENDORSEMENT TO NOTE BOND

                                    EXHIBIT B


                      FORM OF ENDORSEMENT TO LIQUIDITY BOND

                                    EXHIBIT C


                                DEFINITIONS LIST



                                    See TAB 1